UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 4, 2005

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court 22 Victoria Street Hamilton HM 12 Bermuda
(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.01               Completion of Acquisition or Disposition of Assets.

On November 4, 2005, Marvell Technology Group Ltd. (“Marvell”) completed the acquisition of the Hard Disk and Tape Drive Controller semiconductor business of QLogic Corporation (“QLogic”).  The acquisition was completed in accordance with the terms and conditions of an Asset Purchase Agreement dated August 29, 2005 (the “Agreement”).  Under the terms of the Agreement, in exchange for certain assets and intellectual property of QLogic, Marvell paid $180 million in cash and issued 980,499 shares of its common stock to QLogic.  Pursuant to the Agreement, on the closing date, Marvell placed a portion of the shares in escrow as security for indemnification rights of Marvell under the Agreement.  The shares of Marvell common stock were issued pursuant to an exemption under the Securities Act of 1933.

In connection with the closing of the acquisition, Marvell entered into a Registration Rights Agreement (the “Registration Rights Agreement”) granting certain registration rights to QLogic.  Under the Registration Rights Agreement, Marvell agreed to file, within 10 business days after the closing date, and, subject to certain grace periods, to use its reasonable best efforts to cause to become effective on or prior to that date that is 120 days after the closing, a registration statement on Form S-3 with the Securities and Exchange Commission covering the resale of the 980,499 shares of Marvell common stock issued to QLogic pursuant to such acquisition.

The foregoing description of the Agreement is qualified in its entirety by the full text of the Agreement, a copy of which was filed with Marvell’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 30, 2005 as an exhibit and is incorporated herein by reference.  The foregoing description of the Registration Rights Agreement is qualified in its entirety by the full text of such Registration Rights Agreement, a copy of which is attached hereto as an exhibit and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(a) Financial Statements

Financial statements of the acquired business have not been included herein but are expected to be included in an amendment to this Current Report on Form 8-K to be filed not later than 71 days after the date that this Current Report on Form 8-K is required to be filed.

(b) Pro Form Financial Information

Pro forma financial information has not been included herein but is expected to be included in an amendment to this Current Report on Form 8-K to be filed not later than 71 days after the date that this Current Report on Form 8-K is required to be filed.

(c) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement dated as of August 29, 2005, by and among QLogic Corporation, Marvell Technology Group Ltd. and Marvell International Ltd. (incorporated by reference from Exhibit 2.1 to Marvell’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on September 8, 2005).

99.1	Registration Rights Agreement dated November 4, 2005 between Marvell Technology Group Ltd. and QLogic Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 4, 2005

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ George A. Hervey
George A. Hervey
Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Asset Purchase Agreement dated as of August 29, 2005, by and among QLogic Corporation, Marvell Technology Group Ltd. and Marvell International Ltd. (incorporated by reference from Exhibit 2.1 to Marvell’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on September 8, 2005).

99.1	Registration Rights Agreement dated November 4, 2005 between Marvell Technology Group Ltd. and QLogic Corporation.